UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	Nasdaq Stock Market
8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTN	Nasdaq Stock Market

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTM	Nasdaq Stock Market

6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTL	Nasdaq Stock Market

7.000% Series G Cumulative Redeemable Preferred Stock, par value $0.01 per share, $25.00 Liquidation Preference	NYMTZ	Nasdaq Stock Market

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2022, New York Mortgage Trust, Inc. (the “Company”) filed Articles Supplementary (the “Additional Series G Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to classify and designate 2,000,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as additional shares of 7.000% Series G Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series G Preferred Stock”), with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed as Exhibit 3.10 to the Company’s Registration Statement on Form 8-A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 23, 2021 (the “November 2021 Series G Articles Supplementary”). The Additional Series G Articles Supplementary became effective upon filing on March 1, 2022, and upon such effectiveness, the Company was authorized to issue an aggregate of 5,450,000 shares of Series G Preferred Stock.

A copy of the Additional Series G Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the November 2021 Series G Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the Additional Series G Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 hereto and the November 2021 Series G Articles Supplementary.

Item 8.01.	Other Events.

On March 2, 2022, the Company entered into Amendment No. 3 to Equity Distribution Agreement (“Amendment No. 3”) to its existing equity distribution agreement, dated March 29, 2019, as previously amended by Amendment No. 1 to Equity Distribution Agreement, dated November 27, 2019 and Amendment No. 2 to Equity Distribution Agreement, dated August 10, 2021 (as amended, the “Amended Equity Distribution Agreement”), with JonesTrading Institutional Services LLC, as sales agent, in connection with the Company’s existing “at-the-market” preferred equity offering program (the “Preferred Stock ATM Program”). Amendment No. 3, among other things, provides for the inclusion of sales of the Series G Preferred Stock under the Preferred Stock ATM Program.

Pursuant to the Amended Equity Distribution Agreement, the Company may offer and sell (i) shares of the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series D Preferred Stock”), (ii) shares of the Company’s 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series E Preferred Stock”), (iii) shares of the Company’s 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”), and (iv) shares of the Company’s Series G Preferred Stock (collectively, the “Preferred Stock”), having a maximum aggregate gross sales price of up to $149.1 million.  Pursuant to a prospectus supplement filed on the date hereof, shares of Preferred Stock having a maximum aggregate sales price of $100.0 million (the “Offered Preferred Shares”) remain available for offer and sale under the Amended Equity Distribution Agreement. The Company previously sold shares of its 7.75% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share, 7.875% Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share, Series D Preferred Stock and Series E Preferred Stock having an aggregate maximum offering price of $49.1 million under the Preferred Stock ATM Program.

The Offered Preferred Shares will be issued pursuant to the Company’s automatic shelf registration statement filed with the SEC on August 6, 2021 (File No. 333-258589), a base prospectus, dated August 6, 2021, included as part of the registration statement, and a prospectus supplement, dated March 2, 2022, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The foregoing description of certain provisions of Amendment No. 3 is not intended to be complete and is qualified in its entirety by reference to Amendment No. 3 filed as Exhibit 1.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In connection with the filing of Amendment No. 3, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP, regarding the validity of the Offered Preferred Shares and the opinion of Vinson & Elkins L.L.P. regarding certain tax matters.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit No.	Description

1.1 †	Amendment No. 3 to Equity Distribution Agreement dated March 2, 2022, by and between the Company and JonesTrading Institutional Services LLC.

3.1 †	Articles Supplementary classifying and designating 2,000,000 additional shares of Series G Preferred Stock.

3.2	Articles Supplementary of New York Mortgage Trust, Inc. classifying and designating the 7.000% Series G Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.10 to the Company’s Registration Statement on Form 8-A, filed on November 23, 2021).

5.1 †	Opinion of Venable LLP regarding the validity of the Offered Preferred Shares.

8.1 †	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

† Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: March 2, 2022	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer

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